                                    TENTH AMENDMENT dated as of March
                           31, 2000 (the "Tenth Amendment"), to the
                           Amended and Restated Credit Agreement dated as of October 15, 1997, (as amended by the First Amendment dated as of June 26, 1998, the Second Amendment dated as of November 13, 1998, the Third Amendment dated as of March 31, 1999, the Fourth Amendment dated as of April 30, 1999, the Fifth Amendment dated as of September 30, 1999, Sixth Amendment dated as of November 15, 1999, Seventh Amendment dated as of December 6, 1999, Eighth Amendment dated as of December 31, 1999, and Ninth Amendment dated as of March 1, 2000 (the Amended and Restated Credit Agreement as so amended being referred to herein as the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent (the "Parent"), FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), Bank of America, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank.

         The Borrower has advised the Agent that it does not have sufficient funds (i) to pay all of the interest on the Loans that is due and payable on and after December 1, 1999 , including without limitation, the Deferred Payments (as defined in the Seventh Amendment) and unpaid interest which has become due since December 6, 1999 and (ii) to pay the principal payment due on the Tranche A Term Loan in the amount of $4,200,000 on March 31, 2000. The failure to pay all of such principal and interest would constitute an Event of Default under the Credit Agreement. The Borrower also has advised the Agent that it has used its best efforts to comply with Article VII, subsection (r) of the Credit Agreement (as extended by letter agreements dated January 27, 2000 and February 11, 2000), but has failed to comply therewith. The Parent and the Borrower have requested that (i) a portion of interest on the Loans due and unpaid on December 31, 1999 in the aggregate amount of $1,402,395.89 be further deferred, (ii) that a portion of the interest that has become due on the Loans since December 31, 1999 in the amount of $1,936,686.23 be deferred and (iii) further relief from Article VII, subsection (r) of the Credit Agreement be granted. The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Tenth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendment to Section 5.15 as Inserted in the Seventh Amendment. The Seventh Amendment mistakenly purported to insert a new Section
5.15 into the Amended Agreement. A new Section 5.15 had actually been inserted in Section 1.02 of the Third Amendment and was not intended to be replaced by the Seventh Amendment's incorrect reference to a "new" paragraph 5.15. The Amended Agreement is hereby amended by renumbering the new section inserted in the Seventh Amendment as Section 5.15 of the Credit Agreement to Section 5.17 of the Credit Agreement for purposes of the Seventh, Eighth and Ninth and subsequent Amendments and changing each reference thereto in the Seventh, Eighth and Ninth Amendments to Section 5.17. Such renumbered Section 5.17 is hereby amended by changing the dates in subsections (b) and (c) thereof from March 31, 2000 to April 30, 2000, by changing the date in subsection (d) thereof from March 31, 2000 to April 30, 2000 and by changing the date in subsection (e) thereof from May 1, 2000 to June 1, 2000.

         SECTION 1.02. Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by deleting sub-Article VII (s), inserting the following in lieu thereof:

                  (s) the agreement described in Section 5.17 (e) above is not consummated and the investment provided thereunder made on or before June 15, 2000.

         SECTION 1.03. The chart in Section 2.12(a)(ii) [as amended by the Sixth Amendment] is hereby amended by deleting the date March 31, 2000 and inserting, in lieu thereof, April 30, 2000, such that the principal payment in the amount of $4,200,000 due March 31, 2000, is deferred from March 31, 2000, to April 30, 2000, without any change of any other Tranche A Repayment Date.

         SECTION 1.04. Notwithstanding anything contained in the Amended Agreement or any of the other Loan Documents to the contrary, the Deferred Interest Payments-10th Amendment (hereinafter defined) shall be due and payable in full on April 30, 2000. For purposes of this Section 1.04, "Deferred Interest Payments-10th Amendment" shall mean all unpaid interest and other amounts due on the Loans (except for principal payments) which accrued, and would, without this provision, otherwise be due and payable, on or before March 31, 2000 pursuant to the terms of the Amended Agreement, and as listed on Schedule A-10 attached hereto.

          SECTION 1.05 Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

                  (a)      The representations and warranties set forth in
         Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Tenth Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Tenth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed including, without limitation, the obligation to pay all principal and interest due on and prior to the date hereof and no Default or Event of Default has occurred or is continuing under the Amended Agreement, other than the Defaults or Events of Default described in Section 1.02 of the Sixth Amendment.

                  (c) The execution, delivery and performance by the Borrower and the Parent of this Tenth Amendment have been duly authorized by the Borrower.

                  (d) This Tenth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

                  (e) The execution, delivery and performance by the Borrower of this Tenth Amendment (i) does not conflict with or violate
         (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

         SECTION 1.06. Effectiveness. This Tenth Amendment shall become effective as of April 1, 2000 (the "Tenth Amendment Effective Date") upon satisfaction of the following conditions precedent:

                  (a) The Agent shall have received duly executed counterparts of this Tenth Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and all the Lenders.

                  (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.05 hereof are true and correct on and as of the Tenth Amendment Effective Date.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

                  (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Tenth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

                  (e) The Agent shall have received payment of and all fees and expenses set forth in Section 1.08.

         SECTION 1.07. APPLICABLE LAW. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.08. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Tenth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

         SECTION 1.09. Counterparts. This Tenth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Tenth Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Tenth Amendment.

         SECTION 1.09. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                    FIREARMS TRAINING SYSTEMS, INC.
                                    as Parent


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    FATS, INC.
                                    as Borrower


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    BANK OF AMERICA, N.A., as Agent, Swingline
                                    Lender and Issuing Bank and individually as a Lender


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    FIRST SOURCE FINANCIAL LLP, by First Source
                                    Financial, Inc., as Agent/Manager


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                    BHF (USA) CAPITAL CORPORATION


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC. (FKA
                                   CREDITANSTALT CORPORATE
                                   FINANCE, INC.)


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


AGREED and CONSENTED,
as of the date first above written:


DART INTERNATIONAL, INC.


By:
    -----------------------------------
    Name:
    Title:


FIREARMS TRAINING SYSTEMS, INC.


By:
    -----------------------------------
    Name:
    Title:

                                  SCHEDULE A-10

REVOLVER:

    Base Rate Interest Due on 12/31/99                   $240,505.36
    Base Rate Interest Due on 3/31/00                    $557,371.48

TERM A:

    Libor Interest Due on 12/1/99                        $372,576.75
    Base Rate Interest Due on 03/31/00                   $470,209.96

TERM B:

    Libor Interest Due on 12/1/99                        $789,313.78
    Base Rate Interest Due on 03/31/00                   $909,104.79